                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 1997



                         CITIBANK (SOUTH DAKOTA), N.A.
                                 ON BEHALF OF
                      CITIBANK CREDIT CARD MASTER TRUST I
         (Issuer in respect of the Citibank Credit Card Master Trust I
   Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
                      (collectively, the "Certificates"))

              (Exact name of registrant as specified in charter)

   UNITED STATES OF AMERICA                                   46-0358360

(State or other jurisdiction                                (I.R.S. Employer
of incorporation)                                           Identification No.)

                                   33-99328

                           (Commission File Number)

701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                           57117

  (Address of principal
  executive offices)                                              (Zip Code)

      Registrant's telephone number, including area code: (605) 331-2626

                                NOT APPLICABLE

         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Attached hereto as Exhibit I is the Series Term Sheet dated July 29, 1997, containing structural and collateral information with respect to the Certificates.

                                                                       EXHIBIT I

                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED JULY 29, 1997

                      CITIBANK CREDIT CARD MASTER TRUST I

  $              ZERO COUPON CLASS A CREDIT CARD PARTICIPATION CERTIFICATES,
                                 SERIES 1997-6
$           ZERO COUPON CLASS B CREDIT CARD PARTICIPATION CERTIFICATES, SERIES
                                    1997-6

                         CITIBANK (SOUTH DAKOTA), N.A.
                              SELLER AND SERVICER

                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
                                    SELLER

                                ---------------

  THE INVESTOR CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE CITIBANK CREDIT CARD MASTER TRUST I (THE "TRUST") ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF CITIBANK (SOUTH DAKOTA), N.A., CITIBANK (NEVADA), NATIONAL ASSOCIATION OR CITICORP OR ANY AFFILIATE THEREOF. NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

  THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SERIES TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. SALES OF THE INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                                ---------------

                             GOLDMAN, SACHS & CO.

                      PRELIMINARY SUMMARY OF SERIES TERMS

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus and the Series 1997-6 Supplement (the "Series Supplement") to the Pooling and Servicing Agreement dated as of May 29, 1991 among Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Seller and Servicer, Citibank (Nevada), National Association ("Citibank (Nevada)", and together with Citibank (South Dakota), the "Banks" or the "Sellers"), as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee (the "Trustee"). Certain capitalized terms appearing below are not defined herein but will be defined in the Prospectus Supplement and the Prospectus.

Title of Securities           $          Zero Coupon Class A Credit Card
Offered.....................   Participation Certificates, Series 1997-6.
                              $          Zero Coupon Class B Credit Card
                               Participation Certificates, Series 1997-6.
Class A Certificates
 Class A Face Amount .......  $             , which is the expected
                               Outstanding Principal Amount of the Class A
                               Certificates on the Class A Expected Final
                               Payment Date.

 Class A Monthly
  Accretion Dates...........  The Class A Monthly Accretion Amount will be available for application on the fifteenth day of each month (or, if such day is not a business day, the next succeeding business day), commencing September 15, 1997 (an
                               "Accretion Date"), but the Class A Accreted
                               Invested Amount will be increased in respect of such accretion as of the end of the immediately preceding Due Period.

 Class A Initial Invested     $           . Except under certain limited
Amount .....................   circumstances described herein, there will
                               not be any periodic payments of interest with respect to the Class A Certificates.
                               During the period from the Series Issuance
                               Date until the commencement of the
                               Accumulation Period, the Class A Accreted
                               Invested Amount is expected to increase on each Class A Monthly Accretion Date by the
                               Class A Monthly Accretion Amount (which will be determined on the basis of the Class A
                               Accretion Rate). During the Accumulation
                               Period, the Class A Monthly Accretion Amount is expected to be deposited each month into the Class A Principal Funding Account.

 Class A Accretion Rate.....         % per annum, calculated on the basis
                               of a 360-day year of twelve 30-day months.

 Expected Class A
  Yield to Maturity.........  The issue price to investors per $1,000 of
                               Class A Face Amount will be $
                               (         % of such $1,000 Class A Face
                               Amount), which represents an expected yield
                               to maturity for initial investors of      %
                               per annum (computed on a semi-annual bond equivalent basis) calculated from the Series Issuance Date to the Class A Expected Final Payment Date. This expected yield to maturity for initial investors has been calculated based on various assumptions, including that
                               (a) neither an Early Amortization Event nor an Accretion Termination Event occurs, (b) the Class A Monthly Accretion Amount is funded each month prior to the Class A Expected Final Payment Date such that the Outstanding Principal Amount of the Class A Certificates on any Accretion Date is as set forth in a table to be included in the Prospectus Supplement under "Supplemental Series Provisions--Accretion--Expected
                               Accretion" and (c) the Class A Face Amount is paid to investors on the Class A Expected Final Payment Date. No assurances can be given that such assumptions will prove to be correct.

 Class A Controlled
Amortization   Amount.......
                              An amount equal to one-eleventh of the Class
                               A Accreted Invested Amount as of the end of the Revolving Period or, if the Servicer elects to postpone the commencement of the Accumulation Period, an amount sufficient so that the aggregate of the Class A Controlled Amortization Amounts for each Accretion Date during the Accumulation Period equals the Class A Accreted Invested Amount as of the end of the Revolving Period.

 Class A Expected Final
Payment   Date..............
                              The August 2004 Accretion Date.

 Class A Investment Fee.....  $        .

 Class A Enhancement........  On each Accretion Date, the Available Shared
                               Enhancement Amount will be available to fund certain amounts with respect to both the Class A Certificates and the Class B Certificates. See "Credit Enhancement" below.

                              Collections of Principal Receivables and
                               related amounts (excluding collections of
                               Finance Charge Receivables other than those that have been applied to Class B Monthly Accretion Amounts) otherwise allocable to the Class B Certificateholders will be subordinated to the payment of amounts due with respect to the Class A Certificates and in order to provide for the Class A Monthly Accretion Amounts and to maintain the Class A Certificateholders' interest in the Trust. No principal will be payable on the Class B Certificates until the final principal payment has been made on the Class A Certificates, except that, on the first Special Payment Date following an Economic Early Amortization Event, a portion of the Available Enhancement Amount will be used to pay principal of the Class B Certificates.

 Initial Available Shared
   Enhancement Amount.......
                              $          .

 Class A ERISA                Class A Certificates may be eligible for
Eligibility.................   purchase by Benefit Plans.

 Class A Ratings............  It is a condition to the issuance of the
                               Class A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency. The rating of the Class A Certificates addresses the likelihood of (a) the ultimate payment of the Outstanding Principal Amount of the Class A Certificates, which will be less than the Class A Face Amount if an Early Amortization Event or an Accretion Termination Event occurs and (b) the timely payment of interest on the Class A Certificates at the Class A Accretion Rate if an Early Amortization Event or an Accretion Termination Event occurs. The rating of the Class A Certificates does not address the possibility of the occurrence of an Early Amortization Event or an Accretion Termination Event or the likelihood that the Outstanding Principal Amount of the Class A Certificates will be paid by the Class A Expected Final Payment Date. The rating of the Class A Certificates is based primarily on the value of the Receivables, the extent of the Available Shared Enhancement Amount, the circumstances in which funds may be withdrawn from the Cash Collateral Account for the benefit of the Investor Certificateholders and the terms of the Class B Certificates.

Class B Certificates
 Class B Face Amount........  $          , which is the expected
                               Outstanding Principal Amount of the Class B
                               Certificates on the Class B Expected Final
                               Payment Date.

 Class B Monthly
  Accretion Dates...........  The Class B Monthly Accretion Amount will be available for application on the fifteenth day of each month (or, if such day is not a business day, the next succeeding business day), commencing September 15, 1997, but the Class B Accreted Invested Amount will be increased in respect of such accretion as of the end of the immediately preceding Due Period.

 Class B Initial Invested     $          . Except under certain limited
   Amount...................   circumstances described herein, there will
                               not be any periodic payments of interest with respect to the Class B Certificates.
                               During the period from the Series Issuance
                               Date until the Class B Expected Final
                               Payment Date (or earlier under certain
                               limited circumstances described herein), the
                               Class B Accreted Invested Amount is expected to increase on each Class B Monthly
                               Accretion Date by the Class B Monthly
                               Accretion Amount (which will be determined on the basis of the Class B Accretion Rate).

 Class B Accretion Rate.....           % per annum, calculated on the basis
                               of a 360-day year of twelve 30-day months.

 Expected Class B Yield to
   Maturity.................
                              The issue price to investors per $1,000 of
                               Class B Face Amount will be $
                               (         % of such $1,000 Class B Face
                               Amount), which represents an expected yield
                               to maturity for initial investors of       %
                               per annum (computed on a semi-annual bond equivalent basis) calculated from the Series Issuance Date to the Class B Expected Final Payment Date. This expected yield to maturity for initial investors has been calculated based on various assumptions, including that (a) neither an Early Amortization Event nor an Accretion Termination Event occurs, (b) the Class B Monthly Accretion Amount is funded each month prior to the Class B Expected Final Payment Date such that the Outstanding Principal Amount of the Class B Certificates on any Accretion Date is as set forth in a table to be included in the Prospectus Supplement under "Supplemental Series Provisions--Accretion--Expected Accretion" and (c) the Class B Face Amount is paid to investors on the Class B Expected Final Payment Date. No assurances can be given that such assumptions will prove to be correct.

 Class B Expected Final
Payment   Date..............
                              The August 2004 Accretion Date.

 Class B Enhancement........  On each Accretion Date, the Available Shared
                               Enhancement Amount (after giving effect to
                               the application thereof, if necessary, to
                               fund the Required Amount) will be available
                               to fund certain amounts with respect to the
                               Class B Certificates. The Initial Available
                               Class B Enhancement Amount will be for the
                               exclusive benefit of the Class B
                               Certificateholders. See "Credit Enhancement"
                               below.
 Initial Available Shared
  Enhancement Amount........
                              $     .

 Initial Available Class B
  Enhancement Amount........
                              $     .

 Class B ERISA                Class B Certificates are not expected to be
Eligibility.................   eligible for purchase by Benefit Plans.

 Class B Ratings............  It is a condition to the issuance of the
                               Class B Certificates that they be rated at least "A" or its equivalent by at least one nationally recognized rating agency. The rating of the Class B Certificates addresses the likelihood of (a) the ultimate payment of the Outstanding Principal Amount of the Class B Certificates, which will be less than the Class B Face

                               Amount if an Early Amortization Event or an Accretion Termination Event occurs and (b) the timely payment of interest on the Class B Certificates at the Class B Accretion Rate if an Early Amortization Event or an Accretion Termination Event occurs. The rating of the Class B Certificates does not address the possibility of the occurrence of an Early Amortization Event or an Accretion Termination Event or the likelihood that the Outstanding Principal Amount of the Class B Certificates will be paid by the Class B Expected Final Payment Date. The rating of the Class B Certificates is based primarily on the value of the Receivables, the extent of the Available Shared Enhancement Amount and the Available Class B Enhancement Amount and the circumstances in which funds may be withdrawn from the Cash Collateral Account for the benefit of the Investor Certificateholders.

Credit Enhancement..........  A cash collateral account (the "Cash
                               Collateral Account") will be established in
                               the name of the Trustee, for the benefit of
                               the Investor Certificateholders. The Cash
                               Collateral Account will be funded on the
                               Series Issuance Date in the amount of $
                               (the "Initial Cash Collateral Amount"). Of
                               the Initial Cash Collateral Amount, $
                               (the "Initial Shared Enhancement Amount")
                               will be for the benefit of both the Class A
                               Certificates and the Class B Certificates
                               and the remaining $     of the Initial Cash
                               Collateral Amount (the "Initial Class B
                               Enhancement Amount") will be for the
                               exclusive benefit of the Class B
                               Certificates. The Initial Shared Enhancement
                               Amount and Initial Class B Enhancement
                               Amount are amounts sufficient to provide the Available Shared Enhancement Amount and Available Class B Enhancement Amount that would be required in respect of the entire Class A Face Amount and Class B Face Amount, but the Available Shared Enhancement Amount and Available Class B Enhancement Amount at any time will be limited to a portion of the amounts on deposit in the Cash Collateral Account sufficient to provide the required amount of enhancement for the then current Class A Accreted Invested Amount and Class B Accreted Invested Amount. Except to the extent of any amounts withdrawn from the Cash Collateral Account and applied as described below, (i) the Available Shared Enhancement Amount at any time will equal the greater of (a) 11% of the sum of the Class A Accreted Invested Amount and the Class B Accreted Invested Amount, minus the Class B Accreted Invested Amount and (b) 7% of the sum of the Class A Accreted Invested Amount and the Class B Accreted Invested Amount, minus the Available Class B Enhancement Amount; provided, however, that the

                               Available Shared Enhancement Amount will
                               never be greater than $     and (ii) the
                               Available Class B Enhancement Amount at any
                               time will equal one-third of the Class B
                               Accreted Invested Amount; provided, however,
                               that the Available Class B Enhancement
                               Amount will never be greater than $    .

                              On each Accretion Date, the Available Shared
                               Enhancement Amount will be applied to fund the following amounts in the following priority: (a) with respect to the Class A Certificates, the excess, if any, of the Required Amount with respect to such Accretion Date over the amount of Excess Finance Charge Collections allocated and available to fund such Required Amount and
                               (b) with respect to the Class B
                               Certificates, (i) the excess, if any, of the product of the Class B Accretion Rate and the Outstanding Principal Amount of the Class B Certificates over the actual amount of funds available to fund the Class B Monthly Accretion Amount to be added to the Class B Invested Amount on such Accretion Date or, following an Early Amortization Event or an Accretion Termination Event, applied to interest payments on the Class B Certificates (plus any other such shortfalls in accretion to the Class B Invested Amount or interest payments on the Class B Certificates on previous Accretion Dates) and (ii) the excess, if any, of the Class B Investor Default Amount for such Accretion Date over the amount of Excess Finance Charge Collections allocated and available to fund such Class B Investor Default Amount.

                              On the first Special Payment Date following
                               an Economic Early Amortization Event, the
                               Available Shared Enhancement Amount (after giving effect to other withdrawals from the Cash Collateral Account on such Special Payment Date) will be applied to pay principal of the Class A Certificates and the remainder of the Available Cash Collateral Amount will be applied to pay principal of the Class B Certificates. Following such withdrawals from the Cash Collateral Account on such Special Payment Date, the Cash Collateral Account will be terminated and no further deposits to, or withdrawals from, the Cash Collateral Account will be made for the benefit of the Investor Certificateholders.

                              On each Payment Date commencing with the
                               Class B Principal Commencement Date,
                               provided that an Economic Early Amortization
                               Event has not occurred, the Available Cash
                               Collateral Amount (after giving effect to other withdrawals from the Cash Collateral Account on such

                               Payment Date) will be applied to pay
                               principal of the Class B Certificates to the extent that the unpaid principal amount of the Class B Certificates exceeds the Class B Invested Amount.

Early Termination of          If (i) at any time, an Early Amortization
 Accretion .................   Event occurs or (ii) on any Determination
                               Date, it is determined that increasing the Class A Accreted Invested Amount by the
                               Class A Monthly Accretion Amount (except during the Accumulation Period, when such amount is to be deposited in the Class A
                               Principal Funding Account) and increasing the Class B Accreted Invested Amount by the
                               Class B Monthly Accretion Amount on the
                               following Accretion Date would result in the total Principal Receivables in the Trust being less than the Required Minimum
                               Principal Balance (such a circumstance, an "Accretion Termination Event"), then neither the Class A Accreted Invested Amount nor the
                               Class B Accreted Invested Amount will be further increased by any Class A Monthly
                               Accretion Amount or Class B Monthly
                               Accretion Amount (as applicable) and monthly interest will become payable on each Accretion Date thereafter at the Class A
                               Accretion Rate or the Class B Accretion Rate
                               (as applicable). AS A RESULT, IN THE EVENT
                               OF AN EARLY AMORTIZATION EVENT OR AN
                               ACCRETION TERMINATION EVENT, INVESTOR
                               CERTIFICATEHOLDERS WILL BE ENTITLED TO
                               RECEIVE PRINCIPAL PAYMENTS ONLY UP TO THE
                               THEN OUTSTANDING PRINCIPAL AMOUNT OF THEIR
                               INVESTOR CERTIFICATES (WHICH WILL BE LESS
                               THAN THE FACE AMOUNT THEREOF). The
                               occurrence of an Early Amortization Event will, but the occurrence of an Accretion
                               Termination Event will not, cause principal payments to be made on the Investor
                               Certificates, to the extent funds are
                               available therefor, before the Class A
                               Expected Final Payment Date and Class B
                               Expected Final Payment Date. Following an
                               Early Amortization Event, the Revolving
                               Period or Accumulation Period, as
                               applicable, will end and the Early
                               Amortization Period will begin. Following an Accretion Termination Event (assuming no
                               Early Amortization Event has also occurred), the Revolving Period or Accumulation Period, as applicable, will continue.

Federal Income Taxes .......  The Investor Certificates will be issued with original issue discount ("OID") for Federal income tax purposes. Holders of Investor Certificates that are United States investors will be required to include OID in income prior to the receipt of cash attributable to such income, regardless of the holder's method of accounting.

Previously Issued Series....  Thirty-four Series of investor certificates in Group One previously issued by the Trust are still outstanding.

Participation with Other      The Investor Certificates are expected to be
Series......................   the thirty-fifth Series issued by the Trust,
                               outstanding as of the Series Issuance Date, in a group of Series ("Group One") issued from time to time by the Trust. Collections of Finance Charge Receivables allocable to each Series in Group One will be aggregated and made available for required payments for all Series in Group One. Consequently, the issuance of a new Series in Group One may have the effect of reducing or increasing the amount of collections of Finance Charge
                               Receivables allocable to the Investor
                               Certificates.

The Receivables.............  The aggregate amount of Receivables in the
                               Accounts included in the Trust as of July 6, 1997 was $35,331,169,719, of which
                               $34,840,611,467 were Principal Receivables and $490,558,252 were Finance Charge Receivables (which amounts include overdue Principal Receivables and overdue Finance Charge Receivables).

Series Cut-Off Date.........  July  , 1997.

Series Issuance Date........  August  , 1997.

Revolving Period and
Accumulation  Period........
                              Unless an Early Amortization Event has
                               occurred, the Revolving Period will end and the Accumulation Period will commence at the close of business on the fourth-to-last business day of July 2003; provided, however, the Servicer may, based on the amount of principal available to the investor certificates of all Series determined based on the principal payment rate on the Receivables and the amount of principal distributable to investor certificateholders of all outstanding Series (excluding certain specified Series), shorten the length of the Accumulation Period and extend by an equivalent period the length of the Revolving Period.

Servicing Compensation......  On each Accretion Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account will be withdrawn from the Collection Account and paid to the Servicer. In addition, the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee and the Seller Servicing Fee will be paid on each Distribution Date.

Servicer Interchange Rate...  1.50% per annum.

Net Servicing Fee Rate......  0.37% per annum so long as Citibank (South
                               Dakota) or an affiliate of Citibank (South
                               Dakota) is the Servicer or 0.77% per annum if Citibank (South Dakota) or an affiliate of Citibank (South Dakota) is not the Servicer.

Registration, Clearance and
 Settlement.................
                              The Investor Certificates initially will be
                               registered in the name of Cede, as the
                               nominee of DTC, and no purchaser of Investor
                               Certificates will be entitled to receive a Definitive Certificate except under certain limited circumstances. Certificateholders may elect to hold their Investor Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe).

Series Termination Date.....  The August 2006 Accretion Date.

ANNEX A

  The information set out below is provided in respect of Citibank Credit Card Master Trust I.

LOSS AND DELINQUENCY EXPERIENCE

  The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for the Accounts. With respect to the Loss Experience table below, loss experience is shown on a cash basis for Principal Receivables. If accrued Finance Charge Receivables which have been written off were included in losses in the following table, Net Losses would be higher as an absolute number and as a percentage of the average of Principal and Finance Charge Receivables outstanding during the periods indicated. There can be no assurance that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the Accounts.

                      LOSS EXPERIENCE FOR THE ACCOUNTS(1)
                            (DOLLARS IN THOUSANDS)

                                                              YEAR ENDED DECEMBER 31,
                                       SIX MONTHS ENDED -------------------------------------
                                        JUNE 30, 1997      1996         1995         1994
                                       ---------------- -----------  -----------  -----------
Average Principal Receivables
 Outstanding(2)......................    $32,519,081    $31,225,337  $25,083,447  $18,066,914
Net Losses(3)........................    $ 1,043,301    $ 1,678,991  $   956,261  $   685,118
Net Losses as a Percentage of Average
 Principal Receivables
 Outstanding(4)......................           6.47%          5.38%        3.81%        3.79%

--------
(1) Losses consist of write-offs of Principal Receivables.
(2) Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.
(3) Net losses as a percentage of gross charge-offs for the first six months of 1997 were 92.62% and for each of the years ended December 31, 1996, 1995 and 1994 were 92.46%, 88.49% and 86.14%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or certain other miscellaneous write-offs.
(4) The percentage for the six months ended June 30, 1997 is an annualized number.

              DELINQUENCIES AS A PERCENTAGE OF THE ACCOUNTS(1)(2)
                            (DOLLARS IN THOUSANDS)

                                                                          AS OF DECEMBER 31,
                                              --------------------------------------------------------------------------
                       AS OF JUNE 30, 1997              1996                     1995                     1994
                     ------------------------ ------------------------ ------------------------ ------------------------
   NUMBER OF DAYS    DELINQUENT               DELINQUENT               DELINQUENT               DELINQUENT
     DELINQUENT      AMOUNT(1)  PERCENTAGE(2) AMOUNT(1)  PERCENTAGE(2) AMOUNT(1)  PERCENTAGE(2) AMOUNT(1)  PERCENTAGE(2)
   --------------    ---------- ------------- ---------- ------------- ---------- ------------- ---------- -------------
35-64 days.......... $  631,761     1.91%     $  714,532     2.25%     $  699,878     2.75%     $  439,224     2.40%
65-94 days..........    362,657     1.10         394,432     1.25         353,832     1.39         228,335     1.25
95 days or more.....    671,945     2.04         687,988     2.17         558,613     2.20         360,774     1.97
                     ----------     ----      ----------     ----      ----------     ----      ----------     ----
 Total.............. $1,666,363     5.05%     $1,796,952     5.67%     $1,612,323     6.34%     $1,028,333     5.62%
                     ==========     ====      ==========     ====      ==========     ====      ==========     ====

--------
(1) The Delinquent Amount includes both the Principal Receivables and Finance Charge Receivables.
(2) The percentages are the result of dividing the Delinquent Amount by the average of Principal and Finance Charge Receivables outstanding during the periods indicated.

REVENUE EXPERIENCE

  The revenues for the Accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 30, 1997 and for each year of the three-year period ended December 31, 1996 are set forth in the following table.

  The revenue experience in the following table is presented on a cash basis before deduction for charge-offs. Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the Receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of Accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the Receivables.

                      REVENUE EXPERIENCE FOR THE ACCOUNTS
                            (DOLLARS IN THOUSANDS)

                                SIX MONTHS       YEAR ENDED DECEMBER 31,
                                   ENDED     ----------------------------------
                               JUNE 30, 1997    1996        1995        1994
                               ------------- ----------  ----------  ----------
Finance Charges and Fees
 Paid........................   $3,038,488   $5,732,865  $4,545,420  $3,397,756
Average Revenue Yield(1)(2)..        18.84%       18.36%      18.11%      18.81%

--------
(1) Average Revenue Yield is the result of dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding during the periods indicated.
(2) The percentage for the six months ended June 30, 1997 is an annualized number.

  The revenues related to periodic finance charges and fees (other than annual fees) depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay off account balances over several months as opposed to convenience use (where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic finance charges on purchases) and upon other services of which the cardholder chooses to avail himself and which are paid for by the use of the card. Fees for these other services will be treated for purposes of the Pooling Agreement and the Series Supplement as Principal Receivables rather than Finance Charge Receivables; however, the Banks will be permitted to specify that any such fees will be treated as Finance Charge Receivables. Revenues related to periodic finance charges and fees also depend on the types of charges and fees assessed on the Accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the Accounts and in the types of Additional Accounts the receivables for which are added to the Trust from time to time. Revenues could be adversely affected by future changes in fees and charges assessed by Citibank (South Dakota) and other factors.

  Citibank (South Dakota) has previously reduced the finance charges and reduced or eliminated the annual fees applicable to, and modified some other terms of, certain of the Accounts. These changes have reduced the gross yield of the Accounts.

CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

  Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make a required payment, may only make payments as low as the minimum required payment or may make payments as high as the entire outstanding balance. Monthly payment rates on the Receivables may also vary due to seasonal purchasing and payment habits of cardholders. The following table sets forth the highest and lowest cardholder monthly payment rates for the Accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for such month. Monthly payment rates reflected in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts. In addition, the amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the Accounts (which are subject to change by Citibank (South Dakota)).

               CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

                                                               YEAR ENDED
                                               SIX MONTHS     DECEMBER 31,
                                                  ENDED     -------------------
                                              JUNE 30, 1997 1996   1995   1994
                                              ------------- -----  -----  -----
Lowest Month.................................     18.05%    17.65% 17.59% 18.21%
Highest Month................................     21.80%    21.05% 20.92% 21.33%
Average of the Months in the Period..........     19.62%    19.39% 19.09% 19.69%

THE RECEIVABLES

  The receivables in the Accounts as of July 6, 1997 included $490,558,252 of Finance Charge Receivables and $34,840,611,467 of Principal Receivables (which amounts include overdue Finance Charge Receivables and overdue Principal Receivables). As of July 6, 1997, there were 28,525,134 Accounts. Included within the Accounts are inactive Accounts that have no balance. The Accounts had an average Principal Receivable balance of $1,221 and an average credit limit of $5,007. The average total Receivable balance in the Accounts as a percentage of the average credit limit with respect to the Accounts was 25%. Approximately 86% of the Accounts were opened prior to June 1995. Approximately 13.21%, 11.01%, 6.66% and 5.62% of the Accounts related to cardholders having billing addresses in California, New York, Texas and Florida, respectively. Not more than 5% of the Accounts related to cardholders having billing addresses in any other single state.

  The following tables summarize the Accounts by various criteria as of July 6, 1997. References to "Receivables Outstanding" in the following tables include both Finance Charge Receivables and Principal Receivables. Because the composition of the Accounts will change in the future, these tables are not necessarily indicative of the future composition of the Accounts.

                  COMPOSITION OF ACCOUNTS BY ACCOUNT BALANCE

                                        PERCENTAGE                  PERCENTAGE
                                         OF TOTAL                    OF TOTAL
                             NUMBER OF  NUMBER OF    RECEIVABLES    RECEIVABLES
      ACCOUNT BALANCE         ACCOUNTS   ACCOUNTS    OUTSTANDING    OUTSTANDING
      ---------------        ---------- ---------- ---------------  -----------
Credit Balance(1)...........    238,253     0.84%  $   (44,249,790)    (0.13)%
No Balance(2)............... 12,730,262    44.62                 0      0.00
Less than or equal to
 $500.00....................  3,824,274    13.41       773,517,978      2.20
$500.01 to $1,000.00........  2,226,585     7.81     1,653,326,107      4.68
$1,000.01 to $2,000.00......  3,360,583    11.78     4,940,885,194     13.98
$2,000.01 to $3,000.00......  2,009,392     7.04     4,961,863,797     14.04
$3,000.01 to $4,000.00......  1,269,500     4.45     4,403,913,369     12.46
$4,000.01 to $5,000.00......  1,016,892     3.56     4,595,029,292     13.01
$5,000.01 to $6,000.00......    612,010     2.15     3,345,493,629      9.47
$6,000.01 to $7,000.00......    393,120     1.38     2,544,712,738      7.20
$7,000.01 to $8,000.00......    275,952     0.97     2,062,819,498      5.84
$8,000.01 to $9,000.00......    182,423     0.64     1,546,486,507      4.38
$9,000.01 to $10,000.00.....    137,474     0.48     1,303,885,461      3.69
Over $10,000.00.............    248,414     0.87     3,243,485,939      9.18
                             ----------   ------   ---------------    ------
  Total..................... 28,525,134   100.00%  $35,331,169,719    100.00%
                             ==========   ======   ===============    ======

(footnotes on following page)

--------
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future.

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                         PERCENTAGE                 PERCENTAGE
                                          OF TOTAL                   OF TOTAL
                              NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
        CREDIT LIMIT           ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
        ------------          ---------- ---------- --------------- -----------
Less than or equal to
 $500.00.....................  1,701,722     5.97%  $    90,507,589     0.27%
$500.01 to $1,000.00.........  1,829,965     6.42       527,235,954     1.49
$1,000.01 to $2,000.00.......  4,696,488    16.45     2,900,034,916     8.21
$2,000.01 to $3,000.00.......  3,503,092    12.28     3,008,037,607     8.51
$3,000.01 to $4,000.00.......  2,395,534     8.40     2,601,273,529     7.36
$4,000.01 to $5,000.00.......  3,342,605    11.72     4,389,238,371    12.42
Over $5,000.00............... 11,055,728    38.76    21,814,841,753    61.74
                              ----------   ------   ---------------   ------
  Total...................... 28,525,134   100.00%  $35,331,169,719   100.00%
                              ==========   ======   ===============   ======

                   COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
        PAYMENT STATUS          ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
        --------------         ---------- ---------- --------------- -----------
Current(1).................... 27,079,535    94.93%  $31,646,535,341    89.57%
Up to 34 days delinquent......    832,418     2.92     2,018,270,966     5.71
35 to 64 days delinquent......    269,054     0.94       631,761,462     1.79
65 to 94 days delinquent......    129,111     0.45       362,656,605     1.03
95 to 124 days delinquent.....     87,378     0.31       264,254,378     0.75
125 to 154 days delinquent....     70,023     0.25       224,662,333     0.64
155 to 184 days delinquent....     57,615     0.20       183,028,634     0.51
                               ----------   ------   ---------------   ------
  Total....................... 28,525,134   100.00%  $35,331,169,719   100.00%
                               ==========   ======   ===============   ======

--------
(1) Includes Accounts on which the minimum payment has not been received prior to the next billing date following the issuance of the related bill.

                        COMPOSITION OF ACCOUNTS BY AGE

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
             AGE                ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
             ---               ---------- ---------- --------------- -----------
Less than or equal to 6
 months......................           0     0.00%  $             0     0.00%
Over 6 months to 12 months...     761,630     2.67     1,200,145,554     3.40
Over 12 months to 24 months..   3,252,649    11.40     4,120,266,624    11.66
Over 24 months to 36 months..   4,810,917    16.87     5,172,471,801    14.64
Over 36 months to 48 months..   2,983,364    10.46     3,322,278,590     9.40
Over 48 months...............  16,716,574    58.60    21,516,007,150    60.90
                               ----------   ------   ---------------   ------
  Total......................  28,525,134   100.00%  $35,331,169,719   100.00%
                               ==========   ======   ===============   ======

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITIBANK (SOUTH DAKOTA), N.A.,
                                        as Servicer
                                        (Registrant)


                                        By:\s\ William A. Kauffman
                                           ------------------------
                                            William A. Kauffman
                                            Vice President

Dated: August 5, 1997








                                       3